UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 2, 2024
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2024, Exelon Corporation (“Exelon”) announced that Gayle Littleton will cease serving as Exelon’s Executive Vice President, Chief Legal Officer and Corporate Secretary effective January 1, 2025. Ms. Littleton will serve as Senior Advisor to the Exelon Chief Executive Officer from January 1, 2025 until her departure from Exelon on March 31, 2025, at which time she will separate and receive benefits pursuant to the previously disclosed terms of Exelon’s Senior Management Severance Plan applicable to a termination of employment other than for “cause.”

Effective January 1, 2025, Colette Honorable, currently Exelon’s Executive Vice President, Public Policy and Chief External Affairs Officer, will assume responsibility for the legal department in an expanded role and be named Chief Legal Officer and Corporate Secretary. Ms. Honorable will continue to lead federal policy, regulatory affairs and corporate giving for Exelon.

Item 7.01. Regulation FD Disclosure.

On December 3, 2024, Exelon issued a press release announcing the consolidation of the executive leadership team. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 3, 2024
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jeanne M. Jones
Jeanne M. Jones
Executive Vice President and Chief Financial Officer

December 3, 2024

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 3, 2024
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)